                                                                   EXHIBIT 10.67

                                       *** Text Omitted and Filed Separately
                                       Confidential Treatment Requested Under
                                       17 C.F.R. Sections 200.80(b)(4),
                                       200.83 and 240.24b-2

                                  CONFIDENTIAL


                         PURCHASE AND LICENSE AGREEMENT

This PURCHASE AND LICENSE AGREEMENT (the "Agreement") effective as of the last date of execution below (the "Effective Date") is made by and between Specialty Laboratories (hereinafter referred to as "SPECIALTY"), a California corporation having its principal place of business at 2211 Michigan Avenue, Santa Monica, California 90404 and Sequenom, Inc., a Delaware corporation having its principal place of business at 11555 Sorrento Valley Road, San Diego, California 92121 (hereinafter referred to as "SEQUENOM").

                                    RECITALS

WHEREAS, SEQUENOM has expertise in the development and utilization of mass spectrometry for biopolymer analysis, and expertise in biopolymer assay design (MassARRAY(TM)Assays), and more specifically, has developed SEQUENOM's proprietary MassARRAY(TM) technology for high-throughput DNA analysis (hereinafter "MassARRAY");

WHEREAS, SPECIALTY desires to purchase certain MassARRAY Products (as hereinafter defined) from SEQUENOM to be used for SPECIALTY's Internal Research Purposes (as hereinafter defined), and Commercial Diagnostics Services (as hereinafter defined) and also desires that SEQUENOM design MassARRAY Assays (as hereinafter defined) for SPECIALTY, for these Purposes and Services;

WHEREAS, SEQUENOM is willing to supply MassARRAY Products and to design MassARRAY Assays for SPECIALTY in accordance with the terms and conditions set forth in this Agreement;

NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein, SPECIALTY and SEQUENOM (each a "party" and collectively the "parties") agree as follows:

                            ARTICLE 1.  DEFINITIONS

1.1 "Affiliate" shall mean with respect to either party, a person or entity, including without limiting the generality of the foregoing, organizations, corporations, partnerships and joint ventures, that directly or indirectly through one or more intermediaries, controls, is controlled by or is under common control with such person or entity. "Control" (and, with correlative meanings, the term "controlled by" and "under common control with") means the possession of the power to direct or cause the direction of the management and policies of such person or entity, whether through the ownership of voting stock, by contract or otherwise. In the case of a corporation, "control" shall mean, among other things, the direct or indirect ownership of fifty percent (50%) or more of its outstanding voting stock.

1.2 "Commercial Diagnostics Services" shall mean developing, validating and performing in-house genotyping services in conjunction with a clinical diagnostic test to detect known disease mutations or known prognostic polymorphisms for specialty customers.
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1.3  "Element" shall mean the SpectroCHIP(TM)technology, and the Reaction
     Components B, as set forth in Appendix B, required for the MassARRAY System to produce a mass spectrum from the reaction products located at a single defined area (a.k.a. "Position") located on the SpectroCHIP, **************
     ***************************************************************************
     **************************************************************************.
     By way of example, for the 96-D SpectroCHIP, each SpectroCHIP contains ninety six (96) Positions, so that for the MassARRAY System processing a SpectroCHIP that has a biopolymer sample *******************************, ninety six (96) Elements are used and consumed under this definition.

1.4  "Exclusive Rights" means rights to the exclusion of SEQUENOM.

1.5 "Internal Research Purposes" shall mean purposes and activities within SPECIALTY that are limited to research and development activities involving discovery, testing, confirming or validating SNP Associations. Internal Research Purposes does not mean and is not meant to include activities performed under grant money, funding, and non-funding arrangements with third party companies, enterprises, or institutions (for example, but not limited to pharmaceutical research or manufacturing organizations) under which results, products, or information from such activities are to be provided to the third party.

1.6 "MassARRAY Assay" or "Assay" shall mean an assay for the purpose of genotyping a particular Proprietary SNP or Non-proprietary SNP or a group of more than one Proprietary or Non-Proprietary SNPs, and that may be used with MassARRAY Products for performing MassEXTEND(TM)Methods and Processes.

1.7 "MassARRAY Products" shall mean the MassARRAY System (as described in Appendix A hereto), the MassARRAY Kit (as described in Appendix B hereto), and the additional MassARRAY Consumables (as described in Appendix C hereto).

1.8 "MassEXTEND(TM) Methods and Processes" shall mean SEQUENOM's proprietary MassEXTEND(TM) reactions claimed under Patent Rights including United States Patent Application Serial No. *********, related applications, and foreign equivalents thereof.

1.9 "Net Revenue" means the amount invoiced by SPECIALTY to its customers for a SPECIALTY Product or Service (i) less cash discounts and/or quantity discounts allowed, (ii) less sales and use taxes, duties or other government tariffs and other similar taxes incurred and government mandated rebates, (iii) less accruals for estimated contract rebates, bid rebates, Medicaid rebates and any other similar rebates as SPECIALTY may be required to pay from time to time, and (iv) in the event that SPECIALTY must make royalty payments to third parties under licenses for any patents that are necessary (in the reasonable judgment of SPECIALTY) to develop, make, have made, use, sell, have sold or import a SPECIALTY Product or Service (a "Third Party Royalty"), then less such Third Party Royalty, provided that in no event shall such reduction for Third Party Royalties be collectively, in the aggregate, more than ***** of the amount invoiced by

                                       2
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                                 CONFIDENTIAL

      SPECIALTY for such SPECIALTY Product or Service. All of the foregoing shall be determined in accordance with standard accounting methods.

1.10 "Non-proprietary SNP" shall mean a SNP that is not claimed under Patent Rights of SPECIALTY and that is not Confidential Information of SPECIALTY.

1.11 "Patent Rights" shall mean ownership of or license rights to (i) any United States, or foreign patent application, (ii) any issued United States or foreign patent and (iii) any continuation, continuation-in-part, divisional, reissue, re-examination, renewal, substitution, addition, extension, supplementary protection certificate or foreign counterpart thereof of any of the foregoing.

1.12 "Proprietary SNP" shall mean a SNP that is claimed under Patent Rights of SPECIALTY or that is Confidential Information of SPECIALTY.

1.13 "SEQUENOM Know-How" shall mean any and all proprietary data, information, know-how, inventions, trade secrets, copyrights, regulatory submissions or other intellectual property of any kind, other than Patent Rights, owned or controlled by SEQUENOM as of the Effective Date or during the term of this Agreement.

1.14  "SNP" shall mean a single nucleotide polymorphism.

1.15 "SNP Association" shall mean an association between one or more SNPs and a phenotype, including but not limited to the presence of, or susceptibility for, any disease or condition in humans, or response to a drug.

1.16 "SPECIALTY Product or Service" means a tangible or intangible item, information, services, or any combination thereof that SPECIALTY sells, offers for sale, or otherwise provides to a customer that incorporates, utilizes, or is generated from the use of, a MassARRAY Assay.

1.17  "Territory" means the United States.

                 ARTICLE 2.  PURCHASING, ORDERS, AND REQUESTS
                           FOR ASSAY DESIGN SERVICES

2.1 SPECIALTY agrees to purchase MassARRAY Products as identified in Appendices A and B, and optionally those provided in Appendix C, and SEQUENOM agrees to sell and deliver MassARRAY Products to SPECIALTY . Such purchase, sale, and delivery shall be under the terms of this Agreement.

2.2 This Agreement contains the exclusive terms and conditions which apply to all purchases of MassARRAY Products, notwithstanding any acknowledgment or other business forms ("forms" meaning and including SPECIALTY purchase orders) transmitted by SEQUENOM or SPECIALTY. All orders for MassARRAY Products must reference this

                                       3
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                                 CONFIDENTIAL

      Agreement and all SEQUENOM and SPECIALTY acknowledgments and transmittals will reference this Agreement and the applicable SPECIALTY purchase order.

2.3 This Agreement does not constitute a purchase order. Purchases hereunder shall be made utilizing SPECIALTY's written purchase orders issued by SPECIALTY.

2.4 All orders for MassARRAY Products must specify delivery within ninety (90) days from the order date. All orders are subject to acceptance by SEQUENOM, such acceptance not to be unreasonably withheld, and to product availability. All orders accepted by SEQUENOM are firm and non-cancelable and SEQUENOM shall use its best efforts to fill such orders within ninety
      (90) days from the order date.

2.5 SPECIALTY will use its best efforts to supply SEQUENOM with a forecast of its intended purchases on at least a quarterly basis, and SEQUENOM shall use its best efforts to meet such forecast.

2.6 When requested by SPECIALTY, SEQUENOM agrees to design MassARRAY Assays to be used by SPECIALTY subject to the pricing and other limitations set forth in Articles 4 and 5 below. SPECIALTY shall request a group of MassARRAY Assays at a time, with the number of Assays in such group to be mutually agreed upon by the parties, and SPECIALTY shall provide SEQUENOM with the identity of, known alleles of, and local sequence information surrounding the SNPs to be genotyped with the MassARRAY Assays. A MassARRAY Assay includes the nucleotide sequence information of the amplification and extension primers, as well as allele-specific mass values, that are necessary for performing the Assay. Physical samples of primers in aliquot form and/or validation of a MassARRAY Assay will only be provided by SEQUENOM at SPECIALTY's additional expense and subject to the agreement of and at a price to be determined by the parties. SPECIALTY will be responsible for and bear all of the costs associated with purchasing and performing quality control experiments on all MassARRAY Assays that it uses or plans to use, and will bear the complete cost and responsibility and provide all resources and documentation necessary for compliance with CLIA guidelines and requirements.

2.7 In consideration for the pricing, fees, royalties, and license rights set forth in Articles 4 and 5, SPECIALTY has agreed, to use its best commercial efforts to utilize MassARRAY Assays for all of the clinical diagnostic areas of interest identified in Appendix D.

                ARTICLE 3.  DELIVERY, SHIPMENT AND RISK OF LOSS

3.1 Delivery of MassARRAY Products is subject to acceptance of the order by SEQUENOM, such acceptance not to be unreasonably withheld and to product availability, and to SEQUENOM's lead times which may change from time to time.

3.2 SEQUENOM will ship according to SEQUENOM's standard commercial practice. All shipments by SEQUENOM shall be FOB SEQUENOM's point of manufacture in the United States. Title to and risk of loss for the MassARRAY Products shall pass to

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      SPECIALTY upon delivery by SEQUENOM to a carrier designated by SPECIALTY or selected by SEQUENOM if SPECIALTY does not designate a carrier. Special packing or shipping instructions requested by SPECIALTY must be agreed to by SEQUENOM in writing, and any charges will be billed to SPECIALTY.

                      ARTICLE 4.  PRICE AND PAYMENT TERMS

4.1   MassARRAY System Price. SPECIALTY agrees to purchase one MassARRAY System
      ----------------------
      (as set forth in Appendix A) for which SPECIALTY has agreed to pay *********** *******************************. Payment will be made to
      SEQUENOM within thirty (30) days of execution of this Agreement. Payment must be received by SEQUENOM prior to delivery and installation of the MassARRAY System. Delivery and installation of the MassArray system to occur within ninety (90) days of execution of this agreement.

4.2   Upgrade.  SEQUENOM agrees to upgrade, ************to SPECIALTY the
      -------
      MassARRAY System purchased by SPECIALTY pursuant to section 4.1 to provide a capacity for simultaneously processing three hundred eighty four (384) samples after such upgrade becomes commercially available and agrees that such upgrade shall include replacement of components of the MassARRAY System installed at SPECIALTY if necessary to achieve such capacity. Further, if a technology is made commercially available by SEQUENOM for upgrading or replacing its present nanoliter transfer device configuration, SEQUENOM will provide SPECIALTY will ****************credit toward the list purchase price of an upgraded or replacement nanoliter transfer device in exchange for return of the present transfer device configuration. In addition, subject to mutual agreement of the parties, SPECIALTY will be considered and may be included as a beta test site for the introduction of new products by SEQUENOM.

4.3   MassARRAY Kit Price.  The price of a MassARRAY Kit is *******************
      -------------------
      *****************. This price for the MassARRAY Kit is based upon a fee of *** *********************** per Element. This price is for the MassARRAY Kit set forth in Appendix B, each Kit including a ten (10) chip 384-D SpectroCHIP(TM) pack, wherein each SpectroCHIP(TM) chip contains three-hundred eighty four (384) Positions. Until the 384-D SpectroCHIP becomes available, SEQUENOM will sell SPECIALTY MassARRAY Kits that include a ten
      (10) chip 96-D SpectroCHIP(TM) pack, wherein each SpectroCHIP(TM) chip contains ninety six (96) Positions, for a price of *************** **************************. This price for MassARRAY Kits having the ten
      (10) chip 96-D SpectroCHIP(TM) pack is based upon the same fee of ****************** ******* per Element. Should the parties agree to extend this Agreement beyond its two (2) year duration, SEQUENOM reserves the right to adjust the price for its MassARRAY Kits at its option, but not above fair market price. Payments for the MassARRAY Kits will be due thirty (30) days from the date of shipment. Upon shipment of MassARRAY Kits, SEQUENOM will submit an invoice reflecting an invoice number, date, remit to address, purchase order number, quantity ordered, unit price, and any applicable tax and shipping and handling charges. The configuration of the MassARRAY Kit may change and/or be improved from time to time and may or may not be accompanied by a change

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      in purchase price, although the fees per Element agreed to will not increase during the two (2) year duration of this Agreement .

4.4   Additional MassARRAY Consumables.  Current prices for additional MassARRAY
      --------------------------------
      Consumables used in performing SEQUENOM's proprietary MassEXTEND Methods and Processes are shown in Appendix C and may also be purchased by SPECIALTY at its option, subject to the same terms and conditions of this Agreement that apply to MassARRAY Kits. These additional MassARRAY Consumables include reagents required for DNA extraction, preparation and amplification; enzyme and nucleotide mixes required for the MassEXTEND reaction; and positive controls.

4.5   Sales Tax.  For all purchases, SEQUENOM will add to the purchase price,
      ---------
      applicable sales tax for all shipments to California and Massachusetts destinations.

4.6   SEQUENOM MassARRAY Assay Design Services. SEQUENOM will design and develop
      ----------------------------------------
      MassARRAY Assays requested by SPECIALTY, subject to the provisions below, for an Assay Fee according to the following schedule:

                           in silico MassARRAY Assays
                           --------------------------

     4.6.1 MassARRAY Assays for Non-Proprietary SNPs will be provided in silico, in either monoplex or biplex formats, without validation, by SEQUENOM to SPECIALTY, **************.

     4.6.2 MassARRAY Assays for Proprietary SNPs that SPECIALTY will maintain Exclusive Rights to, will be provided in silico, in either monoplex or biplex formats, without validation, by SEQUENOM to SPECIALTY for an Assay Fee of ************** per Assay. Should SPECIALTY request an in silico MassARRAY Assay for a Proprietary SNP and should SPECIALTY also be willing to permit SEQUENOM to sell or otherwise provide the same MassARRAY Assay to other SEQUENOM customers, SEQUENOM will design (in either a monoplex or biplex format) the MassARRAY Assay, without validation, and provide the Assay to SPECIALTY, *********.

                           Validated MassARRAY Assays
                           --------------------------

     4.6.3 For Non-Proprietary SNPs, SEQUENOM will design (in either a monoplex or biplex format) and validate MassARRAY Assays and provide the Assays to SPECIALTY for an Assay Fee of ********************* per Assay.

     4.6.4 For Proprietary SNPs that SPECIALTY will maintain Exclusive Rights to, SEQUENOM will design (in either a monoplex or biplex format) and validate MassARRAY Assays and provide the Assays to SPECIALTY for an Assay Fee of ************************* per Assay. Should SPECIALTY request a MassARRAY Assay for a Proprietary SNP and should SPECIALTY also be willing to permit SEQUENOM to sell or otherwise provide the same

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            MassARRAY Assay to other SEQUENOM customers, SEQUENOM will design
            (in either a monoplex or biplex format) and validate the MassARRAY Assay and provide the Assay to SPECIALTY for an Assay Fee of **************** per Assay.

     4.6.5 For any and all Proprietary SNPs that SPECIALTY will maintain Exclusive Rights to, SPECIALTY will specifically identify such Proprietary SNPs to SEQUENOM in writing prior to the performance of any Assay Design Services by SEQUENOM.

     4.6.6 For any Assays (in silico or validated) requested by SPECIALTY to be provided in a format other than in a monoplex or biplex format, the Assay Fee will be determined by Sequenom on a case by case basis. Further, while SEQUENOM will use commercially reasonable efforts to provide MassARRAY Assays requested by SPECIALTY, depending upon the Assay complexity, as well as operational, administrative, technical, and biological limitations that may exist, SEQUENOM reserves the right to refuse Assay Design Services under appropriate circumstances upon notice to SPECIALTY of the same.

                       ARTICLE 5.  LICENSE AND ROYALTIES

5.1 With the purchase of MassARRAY Kits, SEQUENOM grants SPECIALTY a non-exclusive, limited right to use, without the right to sublicense or otherwise permit third parties to use, the MassARRAY Kits, in conjunction with the MassARRAY System, for the defined Internal Research Purposes, within the Territory. The MassARRAY Kits provided under this Agreement may be used in performing SEQUENOM's proprietary MassEXTEND(TM) Methods and Processes claimed under Patent Rights including United States Patent Application Serial No. *********, related applications, and foreign equivalent Patent Rights. The pricing of the MassARRAY Kit set forth in section 4.3 includes a prepaid royalty in consideration for which SEQUENOM grants SPECIALTY a non-exclusive right, without transfer or sublicense rights, under United States Patent Application Serial No. *********, and related applications, and SEQUENOM Know-How, to use the MassARRAY Kits to perform SEQUENOM's proprietary MassEXTEND(TM) Methods and Processes, such right granted being limited to the number of Elements provided per MassARRAY Kit purchased, and such right granted being limited to use by SPECIALTY for the defined Internal Research Purposes, in the Territory.

5.2  MassARRAY Assays

     5.2.1  MassARRAY Assays Designed and Developed by SEQUENOM
     -----  ---------------------------------------------------

            For MassARRAY Assays designed and developed solely by SEQUENOM for either Non-Proprietary SNPs or for Proprietary SNPs that SPECIALTY will not maintain Exclusive Rights to, SEQUENOM hereby grants SPECIALTY a nonexclusive license, without sublicense or transfer rights, to use MassARRAY

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            Assays designed and developed by SEQUENOM in conjunction with the
            MassARRAY Products and MassEXTEND Methods and Processes, for SPECIALTY's Commercial Diagnostics Services, in the Territory, in consideration for a royalty payment to SEQUENOM of ************** of Net Revenues associated with such Commercial Diagnostics Services.

            For MassARRAY Assays designed and developed by SEQUENOM (for Proprietary SNPs that SPECIALTY will maintain Exclusive Rights to) a separate license agreement for Commercial Diagnostics Services will be negotiated in good faith based upon factors including MassARRAY Assay and MassARRAY Product volume commitments by SPECIALTY and a time limited period of exclusivity, in exchange for a royalty payment to SEQUENOM, all to be negotiated hereafter.

     5.2.2  MassARRAY Assays Designed and Developed by SPECIALTY
     -----  ----------------------------------------------------

            For MassARRAY Assays designed and developed solely by SPECIALTY, SEQUENOM hereby grants SPECIALTY a nonexclusive license, without sublicense or transfer rights, to use MassARRAY Products and MassEXTEND Methods and Processes in conjunction with the MassARRAY Assays designed and developed by SPECIALTY for SPECIALTY's Commercial Diagnostics Services, in the Territory, in consideration for a royalty payment to SEQUENOM of ************** of Net Revenues associated with such Commercial Diagnostics Services.

     5.2.3  MassARRAY Assays Jointly Designed and Developed by SEQUENOM and
     -----  ---------------------------------------------------------------
            SPECIALTY
            ---------

            For MassARRAY Assays jointly designed and developed by SEQUENOM and SPECIALTY, SEQUENOM hereby grants SPECIALTY an exclusive license, limited to a period of eighteen (18) months from Assay validation, without sublicense or transfer rights, to use MassARRAY Assays jointly designed and developed by SEQUENOM and SPECIALTY in conjunction with the MassARRAY Products and MassEXTEND Methods and Processes, for SPECIALTY's Commercial Diagnostics Services, in the Territory, in consideration for a royalty payment to SEQUENOM of ************* of Net Revenues associated with such Commercial Diagnostics Services. At the expiration of the eighteen (18) month exclusive license period, SPECIALTY is granted a nonexclusive license without sublicense or transfer rights, to use MassARRAY Assays jointly designed and developed by SEQUENOM and SPECIALTY in conjunction with the MassARRAY Products and MassEXTEND Methods and Processes, for SPECIALTY's Commercial Diagnostics Services, in the Territory, in consideration for a royalty payment to SEQUENOM of **************** of Net Revenues associated with such Commercial Diagnostics Services.

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                                 CONFIDENTIAL

     5.2.4  Unaffected Rights of SEQUENOM
     ------------------------------------

            Further, nothing in this Agreement is meant to prevent SEQUENOM or other SEQUENOM customers from developing, using, and selling new MassARRAY Assays based on independently discovered SNPs (or other form of marker) associated with one or more of the areas identified in Appendix D provided that such development, use, or sale is not based upon any Confidential Information of SPECIALTY.

5.3  The purchase price and royalty terms agreed to under Article 4 and this
     Article 5 of this Agreement, are based upon the parties' mutual understanding of the restrictions and limited rights placed on SPECIALTY's use of MassARRAY Products and MassARRAY Assays provided for under this Article. Any other uses of the MassARRAY Products and Assays, and any terms and conditions related thereto, must be agreed to, in writing, by the parties. With the exception of the rights granted under this Article 5, no other right or license is granted to SPECIALTY either directly, indirectly, by implication, estoppel, or otherwise by SEQUENOM under this limited grant.

5.4 Except as otherwise expressly provided in this Agreement, under no circumstances shall a party hereto, as a result of this Agreement, obtain any ownership interest in or other right to any technology, know-how, Patent Rights, data, products, or biological materials of the other party, including items owned, controlled or developed by the other party, or transferred by the other party to said party, at any time pursuant to this Agreement. Any compounds, technology or know-how derived, developed or acquired by either party independent of this Agreement or Confidential Information derived from this Agreement shall be the property of such party.

5.5 Both parties recognize that an opportunity exists for co-branding and co-marketing of MassARRAY Assays and MassARRAY Assay design services. The parties agree to cooperate when it is deemed appropriate in the business judgment of both parties, on a case by case basis, to employ co-branding and/or joint marketing programs in order to maximize investment return for each party.

                  ARTICLE 6.  ROYALTY PAYMENTS AND ACCOUNTING

6.1  Royalty Payments/Reports.  Payments of royalties to SEQUENOM under Article
     ------------------------
     5.2 based upon Net Revenues will be made on a monthly basis and within thirty (30) days of the close of each calendar month. With each monthly payment, SPECIALTY shall provide SEQUENOM with a written report setting forth sufficient information to verify Net Revenues received by SPECIALTY.

6.2  Audits. SPECIALTY shall keep true and accurate books of account and records
     ------
     in sufficient detail to properly determine the amounts payable to SEQUENOM under this Agreement. SPECIALTY shall keep such books and records for at least three (3) years following the termination or expiration of this Agreement, and shall make available such books and records for inspection during such three (3) year period by a certified public

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     accountant retained by SEQUENOM for such purpose, solely for the purpose of verifying the amount of Net Revenues hereunder. Such inspections may be made no more than once in any six (6) month period, at reasonable times mutually agreed upon by the parties after at least five (5) days written notice to SPECIALTY. The certified public accountant shall, execute a reasonable confidentiality agreement prior to commencing any such inspection.

6.3  Costs.  Inspections conducted under Section 6.2 shall be shall be at the
     -----
     expense of SEQUENOM, unless an underpayment of at least ************* of the amount due for the audited period is established in the course of any such inspection, whereupon all reasonable costs relating to such inspection shall be paid by SPECIALTY.

                       ARTICLE 7.  TERM AND TERMINATION

7.1 The term of this Agreement will be from the Effective Date and will continue for a period of two (2) years, unless terminated by a party or the parties under one of the provisions of this Article 7. Upon written notice provided at least ninety (90) days before the end of the initial term of this Agreement, SPECIALTY may elect at its option to renew this Agreement for an additional two (2) year term.

7.2 This Agreement shall terminate upon written notice by one party to the other party in the event the other party shall become insolvent, asks its creditors for a moratorium, files a bankruptcy petition, or suffers appointment of a temporary or permanent receiver, trustee, or custodian, for all or a substantial portion of its assets.

7.3 Either party may terminate this Agreement for default by the other party in performing any of its material obligations under this Agreement by notifying the other party in writing of such default and allowing the other party thirty (30) days within which to cure such default, unless the default is the failure to pay money, in which case the defaulting party shall have only ten (10) business days to cure such default after receiving written notice of non-payment. If such default is not cured within thirty
     (30) days from receipt of such notice of default (or ten (10) business days in the case of non-payment of money owed), the non-defaulting party may terminate this Agreement by written notice to the defaulting party.

7.4  Effect of Expiration or Termination of Agreement.  Within thirty (30) days
     ------------------------------------------------
     after expiration or termination under this Article 7, each party shall return to the other party or destroy any and all Confidential Information provided by the other party pursuant to this Agreement according to section
     11.3. SPECIALTY shall have the right to use all MassARRAY Kits for which SPECIALTY has paid and are in SPECIALTY's possession at the time of termination, and the licenses granted SPECIALTY pursuant to sections 5.1 and 5.2 shall continue until all such MassARRAY Kits are used. Except to the extent expressly provided to the contrary, the rights and obligations of the parties pursuant to Articles 4.1, 4.3, 4.5, 6.1, 6.2, 6.3, 11, 12 and 14.14 shall survive the expiration or termination of this Agreement. Any and all rights of SEQUENOM to purchase price and royalty payments accrued through expiration or termination as well as obligations of the

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                                 CONFIDENTIAL

     parties under firm orders for purchase and delivery of MassARRAY Products at the time of such expiration or termination shall remain in effect, except that SEQUENOM will have no obligation to sell and deliver MassARRAY Products that have delivery dates more than three (3) months after the date of termination, and in the case of termination under sections 7.2 or 7.3, the terminating party has discretion in electing whether obligations under firm orders will remain in effect.

                    ARTICLE 8.  INSTALLATION AND ACCEPTANCE

8.1 Installation of the MassARRAY System by SEQUENOM at a location designated by SPECIALTY is included in the price under sections 4.1 and 4.2. SEQUENOM shall install the MassARRAY System in accordance with SEQUENOM's standard installation practice and will use commercially reasonable efforts to schedule and complete installation in a timely fashion. SPECIALTY and SEQUENOM will cooperate with each other to coordinate the installation effort.

8.2 Installation shall be complete, and acceptance by SPECIALTY shall occur, when the MassARRAY System passes SEQUENOM's standard installation and test procedures. In the event the MassARRAY System delivered will not pass SEQUENOM's standard installation and test procedures, SEQUENOM will use reasonable commercial efforts to make the necessary adjustments and/or to replace the MassARRAY System in whole or in part until the MassARRAY System performs as intended and passes such tests.

                             ARTICLE 9.  TRAINING

9.1 Included in the price under sections 4.1 and 4.2, SEQUENOM will train designated SPECIALTY employees in the installation, use, and routine maintenance of the MassARRAY Products in accord with SEQUENOM's standard training program. SPECIALTY may request from time to time, due to additional instrument purchases, employee changes, increased use, or otherwise, additional training as the need arises. SEQUENOM will provide additional training according to a mutually convenient schedule and at a price to be mutually agreed.

                   ARTICLE 10.  REPRESENTATIONS AND WARRANTY

10.1  Representations, Warranties and Covenants of SPECIALTY.  SPECIALTY
      ------------------------------------------------------
      represents and warrants to and covenants with SEQUENOM that:

          (a) SPECIALTY is a corporation duly organized, validly existing and in corporate good standing under the laws of California;

          (b) SPECIALTY has the legal right, authority and power to enter into this Agreement;

          (c) SPECIALTY has taken all necessary action to authorize the execution, delivery and performance of this Agreement;

                                 CONFIDENTIAL

          (d) upon the execution and delivery of this Agreement, this Agreement shall constitute a valid and binding obligation of SPECIALTY enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and

          (e) the performance of its obligations under this Agreement will not conflict with its charter documents or result in a breach of any agreements, contracts or other arrangements to which it is a party.

10.2  Representations, Warranties and Covenants of SEQUENOM.  SEQUENOM
      -----------------------------------------------------
      represents and warrants to and covenants with SPECIALTY that:

          (a) SEQUENOM, Inc. is a corporation duly organized, validly existing and in corporate good standing under the laws of Delaware, United States;

          (b) SEQUENOM has the legal right, authority and power to enter into this Agreement;

          (c) SEQUENOM has taken all necessary action to authorize the execution, delivery and performance of this Agreement;

          (d) upon the execution and delivery of this Agreement, this Agreement shall constitute a valid and binding obligation of SEQUENOM enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and

          (e) the performance of its obligations under this Agreement will not conflict with its charter documents or result in a breach of any agreements, contracts or other arrangements to which it is a party.

10.3  Limited Warranty Relating to MassARRAY Products.  SEQUENOM warrants that
      -----------------------------------------------
      the MassARRAY System will be free from defects in materials and workmanship and will conform to SEQUENOM's current specifications, or as amended in the future by mutual written agreement of the parties, and perform accordingly, from the time of installation and for a period of at least one (1) year thereafter, so long as the MassARRAY System remains unchanged and in the original condition supplied by SEQUENOM. SEQUENOM warrants that the MassARRAY Kits will be free from defects in materials and workmanship and will conform to SEQUENOM's specifications and perform accordingly, for a period of at least two (2) months from the date of shipment, so long as the MassARRAY Kits are stored according to specifications, and remain unchanged and

                                 CONFIDENTIAL


            in the original condition supplied by SEQUENOM. The foregoing warranty does not include periodic maintenance or calibration recommended for some MassARRAY Products. This warranty does not apply to defects resulting from improper or inadequate maintenance or calibration by SPECIALTY; defects resulting from hardware, software, interfacing, or supplies provided by parties other than SEQUENOM; defects resulting from unauthorized modification, maintenance, or repair, or improper use or operation outside of SEQUENOM's specifications for the MassARRAY Products or by personnel not authorized by SEQUENOM, and; defects resulting from abuse, negligence, accident, loss or damage in transit. In addition, this warranty does not apply to damage due to (1) environmental conditions at the site of installation; (2) operator failure to perform standard operating procedures and routine maintenance as prescribed in the operator manuals; (3) moving (by other than SEQUENOM authorized personnel) the MassARRAY System from its installed location; (4) exposure of the MassARRAY Products to Bio-Safety Level 3 or 4 (as defined by the United States Occupational Health and Safety Administration) agents; or (5) exposure to radioactivity.

            10.3.1 SEQUENOM's sole obligation and liability for any breach of the limited warranty set forth herein shall be at SEQUENOM's sole discretion and option: (1) to replace the MassARRAY Products, in whole or in part, provided that SPECIALTY notifies SEQUENOM of the defects, SEQUENOM directs SPECIALTY to return the defective MassARRAY Products to SEQUENOM and SPECIALTY returns the MassARRAY Products as directed, at SEQUENOM's expense; or (2) to repair (and recalibrate as necessitated by repair) the MassARRAY Products in whole or in part. MassARRAY Products may not be returned to SEQUENOM under any circumstances without SEQUENOM's prior authorization. Except as provided in Article 12, SEQUENOM shall not be liable, to any extent whatsoever, for any damages resulting from or arising out of the use or performance of the MassARRAY Products provided under this Agreement, regardless of foreseeability or the form of the cause of action, whether in contract, breach of warranty, tort (including negligence, strict liability, or otherwise), and including but not limited to damages resulting from loss of data, loss of anticipated profits or revenue, or any special, direct, indirect, incidental or consequential damages.

            10.3.2 The limited warranty set forth herein states SEQUENOM's sole and exclusive responsibility with respect to any alleged breach of this limited warranty. Except as provided herein, the MassARRAY Products are provided without warranty of any kind or nature. SEQUENOM does not warrant, guarantee, or make any representations regarding the use or the results of the use, of the MassARRAY Products in terms of correctness, accuracy, reliability, or otherwise. SPECIALTY assumes the entire risk as to the results and performance of the MassARRAY Products. The foregoing warranty is exclusive and is made in lieu of and to the exclusion of any other warranties, whether oral or written, express or implied, direct, indirect, by estoppel or otherwise, or created by the Uniform Commercial Code or the usage in the industry or the course of dealings of the parties, as to any

                                 CONFIDENTIAL


                    matter whatsoever, including but not limited to those concerning merchantability or fitness for a particular purpose.

                          ARTICLE 11. CONFIDENTIALITY

     11.1 For the purpose of this Agreement, Confidential Information means all information, data, and material, labeled or otherwise designated or identified as confidential by SEQUENOM or by SPECIALTY or their Affiliates.

            11.1.1 All information relating to SEQUENOM's MassARRAY Products including but not limited to, price, quantity, discount, delivery schedule, improvements, standard operating procedure documents, operation manuals, schematics, design specifications, manufacturing and related specifications, is hereby designated as SEQUENOM's Confidential Information. SEQUENOM agrees that it will, in writing, clearly identify as confidential, any and all additional information that it provides to SPECIALTY that it considers to be the Confidential Information of SEQUENOM.

            11.1.2 SPECIALTY agrees that it will, in writing, clearly identify as confidential, any and all SNPs and any other information that it provides to SEQUENOM and that it considers to be the Confidential Information of SPECIALTY.

     11.2 Each party may use the other party's Confidential Information only for the purpose of performing under this Agreement. All Confidential Information remains the sole property of the disclosing party. Upon termination or expiration of this Agreement, all materials and all copies of all materials containing Confidential Information, including but not limited to papers, books, logs, correspondence and records, in any form, whether written, typed, electronic, videotape, audiotape, etc., shall be returned to the disclosing party within thirty (30) days of the termination or expiration of this Agreement, except that each party may retain a single copy of the other party's Confidential Information solely for the purpose of ensuring compliance under this Agreement.

     11.3 Except as expressly provided herein, SEQUENOM and SPECIALTY Affiliates, officers, employees, agents, consultants, and authorized representatives (a) shall hold in strict confidence all Confidential Information from the other party or any of its Affiliates, officers, employees, agents or representatives and (b) shall not distribute, disclose or disseminate such Confidential Information to any third party without the prior written approval of the other party (that is, the original disclosing party).

     11.4 For purposes of this section, information will not be considered to be Confidential Information of a party if the information:

           (i) was lawfully in the receiving party's possession prior to disclosure under this Agreement and was not acquired directly or indirectly from the disclosing party; or

                                 CONFIDENTIAL


           (ii) was, at the date of disclosure by the disclosing party, public knowledge; or subsequently becomes public knowledge other than through the failure of the receiving party to comply with its obligations of confidentiality under the terms of this Agreement; or

           (iii) was or is acquired by the receiving party from any third party lawfully having possession of such information and who is not under an obligation of confidentiality to the disclosing party; or

           (iv) was or becomes independently known by the receiving party without utilizing information provided by the disclosing party and wherein such independent knowledge is supported in contemporaneously written and dated documentation of the receiving party; or

           (v) is required to be disclosed, retained, or maintained by either party, by applicable law or regulation or under the rules of any regulatory or governmental authority, provided however that each party shall immediately notify the other party in writing of such required disclosure and must provide such notice at least thirty (30) days prior to the date when disclosure is proposed to take place, and provided that the party or third party required to make disclosure shall use its best efforts to secure confidential treatment of any such information required to be disclosed.

     11.5 The parties hereto understand and agree that remedies at law may be inadequate to protect against any breach of any of the provisions of this Article 11 by either party or their Affiliates, employees, agents, officers or directors or any other person acting in concert with it or on its behalf. Accordingly, each party shall be entitled to the granting of injunctive relief by a court of competent jurisdiction against any action that constitutes any such breach of this Article 11.

     11.6 Either party may publish or present data and/or results generated under this Agreement, provided that, the proposed disclosure shall be subject to the prior review by the other party solely to determine
           (i) whether the proposed disclosure contains the Confidential Information of the other party, (ii) whether the information contained in the proposed disclosure should be the subject of a patent application prior to such disclosure or (iii) whether the disclosure would be adverse to the business interests of the other party. Each party shall provide the other party with the opportunity to review any proposed abstract, manuscript or presentation by delivering a copy thereof to the other party no less than thirty (30) days before its intended submission for publication or presentation. The other party shall have thirty (30) days from its receipt of any such abstract, manuscript or presentation in which to notify the party in writing of any specific objections to the disclosure. In the event a party objects to the disclosure, the other party agrees not to submit the publication or make the presentation containing the objected-to information until the party is given a reasonable additional period of time (not to exceed an additional thirty (30) days) to seek patent protection for any material in the disclosure which it believes is patentable or, in the case of Confidential Information, to allow the party to delete any Confidential Information of the other party from the proposed disclosure.

                                 CONFIDENTIAL

           Each party agrees to delete from the proposed disclosure any Confidential Information or information that would be adverse to the business interests of the other party upon request.

     11.7 The provisions of Article 11 shall survive any termination or expiration of this Agreement and continue in perpetuity thereafter.


                         ARTICLE 12.  INDEMNIFICATION

     12.1 In the event of an accusation, claim or lawsuit brought by a third party for infringement of a patent, copyright, or other proprietary right of a third party, based upon SPECIALTY's use of the MassARRAY Products or use of MassEXTEND(TM) Methods and Processes in accordance with the product information, notices, and instructions for use provided therewith, SEQUENOM shall use its reasonable efforts to procure for SPECIALTY the right to continue such use, or if unable to procure such continued use, then SEQUENOM shall use its reasonable efforts to provide a substitute, non-infringing product which provides substantially the same results. Further, SEQUENOM shall defend the accusation, claim or lawsuit and indemnify SPECIALTY for any damages which may be awarded, provided that SPECIALTY (1) provide prompt written notice of the accusation, claim or lawsuit to SEQUENOM; (2) authorize and provide SEQUENOM with complete control of the defense of the accusation, claim or lawsuit and any and all settlements, negotiations, compromises, and discussions thereof; (3) cooperate fully with SEQUENOM and provide SEQUENOM with such reasonable assistance, as SEQUENOM may request in the defense of such accusation, claim or lawsuit; and (4) make no statements or admissions directly or indirectly related to the MassARRAY Products, MassEXTEND(TM) Methods and Processes, or intellectual property related to the accusation, claim, or lawsuit, or the merits or lack of merit of any accusation, claim, or lawsuit, without the express written permission of SEQUENOM. Nothing in this provision shall be construed to prevent SPECIALTY from participating in (but not controlling) the defense of any such action, with its counsel and at its own expense.

     12.2 SPECIALTY IS HEREBY PUT ON NOTICE THAT SEQUENOM'S MASSARRAY PRODUCTS AND MassEXTEND(TM) METHODS AND PROCESSES HAVE NOT BEEN SUBJECTED TO REGULATORY REVIEW OR APPROVED BY THE FEDERAL FOOD AND DRUG ADMINISTRATION OR ANY OTHER UNITED STATES GOVERNMENTAL AGENCY OR ENTITY, AND HAVE NOT BEEN APPROVED FOR CLIA COMPLIANCE, OR OTHERWISE APPROVED UNDER ANY STATUTE, RULE, LAW, OR REGULATION, FOR ANY PURPOSE, RESEARCH, COMMERCIAL, DIAGNOSTIC, OR OTHERWISE. In the event of an accusation, claim or lawsuit brought by a third party against SEQUENOM, based upon SPECIALTY's Commercial Diagnostics Services or a SPECIALTY Product or Service, SPECIALTY shall defend the accusation, claim or lawsuit and indemnify and hold harmless SEQUENOM for any and all damages and attorneys' fees which may be awarded, provided that SEQUENOM (1) provide prompt written notice of the accusation, claim or lawsuit to SPECIALTY; (2) authorize and provide SPECIALTY with complete control of the defense of the accusation, claim or lawsuit and any and all settlements,

                                 CONFIDENTIAL

           negotiations, compromises, and discussions thereof; (3) cooperate fully with SPECIALTY and provide SPECIALTY with such reasonable assistance, as SPECIALTY may request in the defense of such accusation, claim or lawsuit; and (4) make no statements or admissions directly or indirectly related to the Commercial Diagnostics Services or SPECIALTY Product or Service, or the merits or lack of merit of any accusation, claim, or lawsuit, without the express written permission of SPECIALTY. Nothing in this provision shall be construed to prevent SEQUENOM from participating in (but not controlling) the defense of any such action, with its counsel and at its own expense.


                             ARTICLE 13.  NOTICES

     13.1 All notices and requests required or authorized hereunder shall be given in writing either by personal delivery; by registered or certified mail, return receipt requested; or by confirmed facsimile followed by first class mail or express delivery. Such notice shall be deemed to have been given upon such date that it is so personally delivered; the date three (3) days after it is deposited in the mail; or the date the same is received by the receiving party's fax machine, irrespective of the date appearing therein.

           If to SPECIALTY:                       If to SEQUENOM:

           Specialty Laboratories                 SEQUENOM, Inc.
           Attention:  Paul Beyer                 Attention:  President & CEO
           2211 Michigan Avenue                   11555 Sorrento Valley Road
           Santa Monica, California 90404         San Diego, CA 92121-1331
           Tel: (805) 501-9252                    Tel: (858) 350-0345
           Fax: (310) 828-5173                    Fax: (858) 350-0344


                                                       and a copy to:


                                                  SEQUENOM, Inc.
                                                  Attention:  Corporate Counsel
                                                  11555 Sorrento Valley Road
                                                  San Diego, CA 92121-1331
                                                  Tel: (858) 350-0345
                                                  Fax: (858) 350-0620


                             ARTICLE 14.  GENERAL

     14.1  Force Majeure. Except with respect to the payment of money, neither
           -------------
           party shall be liable for any failure or delay in its performance under this Agreement due to causes, including, but not limited to, acts of God, acts of civil or military authority, fires, epidemics, floods, earthquakes, riots, wars, sabotage, labor shortages or disputes, and governmental actions, which are beyond its reasonable control; provided that the delayed party: (i) gives the other party written notice of such cause and (ii) uses its reasonable efforts to correct such failure or delay in its performance. The delayed party's time for

                                 CONFIDENTIAL

            performance or cure under this section 14.1 shall be extended for a period equal to the duration of the cause.

     14.2   Relationship of Parties. The parties to this Agreement are
            -----------------------
            independent contractors. Neither party nor their respective Affiliates, employees, consultants, contractors or agents, are Affiliates, agents, employees, joint ventures of the other, nor do they have any authority to bind the other by contract or otherwise to any obligation. Neither party will represent anything to the contrary, either expressly, implicitly, by appearance or otherwise.

     14.3   Assignment. The parties may not assign this Agreement in whole or in
            ----------
            part without the consent of the other, except if such assignment occurs in connection with the sale or transfer of all or substantially all of the assets of a party to which the subject matter of this Agreement pertains.

     14.4   Successors in Interest. Subject to section 14.3, the rights and
            ----------------------
            liabilities of the parties hereto will bind and inure to the benefit of their respective successors, executors and administrators, as the case may be.

     14.5   Applicable Law. This Agreement shall be governed by and construed in
            --------------
            accordance with the laws of California, U.S., exclusive of its conflicts of law rules.

     14.6   Severability. If for any reason a court of competent jurisdiction
            ------------
            finds any provision of this Agreement, or portion thereof, to be unenforceable, that provision of the Agreement shall be enforced to the maximum extent permissible so as to effect the intent of the parties, and the remainder of this Agreement shall continue in full force and effect.

     14.7   No Waiver. Failure by either party to enforce any term, provision,
            ---------
            or condition of this Agreement shall not be deemed a waiver of future enforcement of that or any other term, provision, or condition. No waiver of a term, provision, or condition of this Agreement in any one or more instances, whether by context, implication, express, or otherwise, shall be construed to be a further or continuing waiver of such term, provision, or condition.

     14.8   Counterparts. This Agreement may be executed in one or more
            ------------
            counterparts, each of which will be deemed an original, but all of which will constitute but one and the same instrument.

     14.9   Facsimile Copies. For purposes of this Agreement, a signed facsimile
            ----------------
            copy shall have the same force and effect as an original signed Agreement.

     14.10  Complete Agreement. This Agreement, including all Appendices,
            ------------------
            constitutes the entire agreement between the parties with respect to the subject matter hereof, and supersedes and replaces all prior or contemporaneous understandings or agreements, written or oral, regarding such subject matter. No amendment to or modification of this Agreement shall

                                 CONFIDENTIAL


            be binding unless in writing and signed by a duly authorized representative of both parties.

     14.11  Third Party Beneficiaries. Except as specifically set forth herein,
            -------------------------
            no third party beneficiary rights are conferred or are intended to be conferred by this Agreement.

     14.12  Headings. Headings in this Agreement are for convenience only, and
            --------
            shall not be used to and shall not affect the meaning or interpretation of this Agreement.

     14.13  Construction. This Agreement shall not be strictly construed against
            ------------
            any party hereto, regardless of which party, or how much a party, contributed to the drafting of the Agreement.

     14.14  Public Announcements. Any announcements or similar publicity with
            --------------------
            respect to the execution of this Agreement shall be agreed upon among the parties in advance of such announcement. The parties understand that this Agreement is likely to be of significant interest to investors, analysts and others, and that any of the parties therefore may make such public announcements with respect thereto, provided that the disclosing party has complied with the conditions of this section 14.14. The parties agree that any such announcement will not contain Confidential business or technical Information and, if disclosure of Confidential business or technical Information is required by law or regulation, the disclosing party will use its best efforts to minimize such disclosure and obtain Confidential treatment for any such information which is disclosed to a governmental agency or group. Each party agrees to provide to the other party a copy of any public announcement as soon as reasonably practicable under the circumstances prior to its scheduled release. Each party shall provide the other with an advance copy of any press release at least ten (10) business days prior to the scheduled disclosure. Each party shall have the right to expeditiously review and recommend changes to any announcement regarding this Agreement or the subject matter of this Agreement. Except as otherwise required by law, the party whose press release has been reviewed shall remove any information the reviewing party reasonably deems to be inappropriate for disclosure.

     14.15  Conflicts. In the event that a conflict arises between this
            ---------
            Agreement and any work order, purchase order, billing statement, or invoice related to the purchase of and right to use MassARRAY(TM) Products, this Agreement will govern and the conflicting terms, provisions, and conditions of any such other documents shall be deemed nonexistent, and shall not be binding upon either party.

                                 CONFIDENTIAL


IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first indicated above.


SPECIALTY LABORATORIES                  SEQUENOM, Inc.


By:/s/ Paul Beyer                       By:/s/ Steve Zaniboni
   -------------------                     ---------------------------
Name:  Paul Beyer                       Name:  Steve Zaniboni
Title: President                        Title: Chief Financial Officer
Date:  6/19/00                          Date:  6/20/00

                                 CONFIDENTIAL


                                  APPENDIX A



                            MassARRAY(TM) System

SpectroREADER(TM), high-speed mass spectrometer for separation, detection and characterization of the analyte molecules from a miniaturized array; configured with a workstation and post processing software

SpectroJET(TM), 4-Channel, v1.1, dispenser for nanoliter sample transfer, equipped with:

     .    SPIP Micropump with 800 nl chamber volume
     .    droplet volume range of 0.5-2 nl
     .    CV*2% dispensing precision of the pump
     .    0.1 mm precision of x/y positioning stage
     .    maximum speed of 41.9 cm/sec
     .    PC, controller software

SpectroPREP(TM) Automated Multipipettor including:

     .    96-channel automated pipettor
     .    pipetting volume range of 2-200 il
     .    magnetic lifter for bead separation
     .    six position workdeck
     .    PC, controller software

SpectroTYPER(TM) Workstation for automated genotype calling and data management

     .    Workstation (hardware)
     .    SpectroTYPER(TM) software
     . Oracle database with a license for up to five (5) users, for single location use

*  means Less than.

                                 CONFIDENTIAL


                                  APPENDIX B


                                MassARRAY(TM) Kit

---------------------------------------------------------------------------------------------------------------
Kit                 Storage                     Components                          Quantity        Dilutions
Package              Temp.
---------------------------------------------------------------------------------------------------------------

Reaction            2-8(degree) C           Beads                                   16 mL              none
Components                                  Binding Buffer                          60 mL              1:3 &
B                                           Denaturation Solution                   60 mL           undiluted
                                            Wash & Conditioning Buffer            2 x 60 mL            1:10
                                            Recovery Solution                       60 mL              1:10
                                            Calibrant                                                  1:10

---------------------------------------------------------------------------------------------------------------

SpectroCHIP(TM)     15-25(degree)  C        384-D Spectro CHIP(TM) (96-D            10                 n/a
 Pack                                    Spectro CHIP(TM) will be
                                            supplied unitl 384-D available)
---------------------------------------------------------------------------------------------------------------

            ***PORTIONS OF THIS PAGE HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR
                 CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION

                                 CONFIDENTIAL

                                  APPENDIX C


----------------------------------------------------------------------------------------------------------------------------
         MassArray                                         Item                                               Price
        Enzyme Pack         ------------------------------------------------------------------------------------------------
                                  MassEXTEND Enzyme                                                                $ *******
                            ------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
         MassArray                                         Item                                               Price
         Positive           ------------------------------------------------------------------------------------------------
       Control Pack               MassEXTEND Template                                                              $ *******
                            ------------------------------------------------------------------------------------------------
                                  MassEXTEND Primer
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
         MassArray                                         Item                                               Price
    Nucleotide Uni-Mix      ------------------------------------------------------------------------------------------------
          Pack                    EXTEND Mix 1 - ddATP/dCTP/dGTP/dTTP                                              $ *******
                            ------------------------------------------------------------------------------------------------
                                  EXTEND Mix 2 - ddCTP/dATP/dGTP/dTTP
                            ------------------------------------------------------------------------------------------------
                                  EXTEND Mix 3 - ddGTP/dATP/dCTP/dTTP
                            ------------------------------------------------------------------------------------------------
                                  EXTEND Mix 4 - ddTTP/dATP/dCTP/dGTP
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
         MassArray                                         Item                                               Price
     Nucleotide Di-Mix      ------------------------------------------------------------------------------------------------
           Pack                   EXTEND Mix 5 - ddATP/ddCTP/dGTP/dTTP                                             $ *******
                            ------------------------------------------------------------------------------------------------
                                  EXTEND Mix 6 - ddATP/ddGTP/dCTP/dTTP
                            ------------------------------------------------------------------------------------------------
                                  EXTEND Mix 7 - ddATP/ddTTP/dCTP/dGTP
                            ------------------------------------------------------------------------------------------------
                                  EXTEND Mix 8 - ddCTP/ddGTP/dATP/dTTP
                            ------------------------------------------------------------------------------------------------
                                  EXTEND Mix 9 - ddCTP/ddTTP/dATP/dGTP
                            ------------------------------------------------------------------------------------------------
                                  EXTEND Mix 10 - ddGTP/ddTTP/dATP/dCTP
----------------------------------------------------------------------------------------------------------------------------
       MassArray                                           Item                                               Price
  Nucleotide Tri-Mix        ------------------------------------------------------------------------------------------------
         Pack
                                EXTEND Mix 11 - ddATP/ddCTP/ddGTP/dTTP                                             $ *******
                            ------------------------------------------------------------------------------------------------
                                EXTEND Mix 12 - ddATP/ddCTP/ddTTP/dGTP
                            ------------------------------------------------------------------------------------------------
                                EXTEND Mix 13 - ddATP/ddGTP/ddTTP/dCTP
                            ------------------------------------------------------------------------------------------------
                                EXTEND Mix 14 - ddCTP/ddGTP/ddTTP/dATP
---------------------------------------------------------------------------------------------------------------------------

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                                   APPENDIX D



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